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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                September 1, 2006

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and
Servicing Agreement, dared as of September 1, 2006, providing for the issuance of Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed
Certificates, Series 2006-AF1)

             Merrill Lynch Mortgage Investors Trust, Series 2006-AF1
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                      Merrill Lynch Mortgage Lending, Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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
           Delaware                      333-127233               13-3416059
 (State or Other Jurisdiction           (Commission            (I.R.S. Employer
       Of Incorporation)                File Number)         Identification No.)

        250 Vesey Street
    4 World Financial Center
           28th Floor
          New York, NY                                              10080
(Address of Principal Executive                                   (Zip Code)
            Offices)
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. Acquisition or Disposition of Assets: General.

     On September 29, 2006, Merrill Lynch Mortgage Investors, Inc. issued its
Merrill Lynch Mortgage Investors Trust Series MLMI 2006-AF1 Mortgage
Pass-Through Certificates, such series representing interests in five groups of fixed and adjustable rate conventional one- to four-family mortgage loans.
Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated September 8, 2006, as supplemented by the prospectus supplement dated September 28, 2006 (collectively, the "Prospectus").

     The Senior Certificates consist of the Class AF-1 Certificates, the Class
AF-2A Certificates, the Class AF-2B Certificates, the Class AF-2C Certificates, the Class AF-3A Certificates, the Class AF-3B Certificates, the Class IO
Certificates, the Class PO Certificates, the Class AV-1A Certificates, the Class
AV-1B Certificates, the Class AV-2A Certificates, the Class AV-2B Certificates and the Class A-R Certificate. The Class M Certificates consist of the Class
MF-1 Certificates, Class MF-2 Certificates, the Class MF-3 Certificates, the
Class MV-1 Certificates, Class MV-2 Certificates and the Class MV-3
Certificates. The Class B Certificates consist of the Class BF-1 Certificates, the Class BF-2 Certificates, the Class BF-3 Certificates, the Class BV-1
Certificates, the Class BV-2 Certificates and the Class BV-3 Certificates.

     The Certificates represent beneficial ownership interests in the Trust
Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC
               Bank USA, National Association, as trustee, and Wells Fargo Bank,
               N.A., as master servicer and securities administrator.

          99.1 Mortgage Loan Purchase Agreement, dated as of September 1, 2006, between Merrill Lynch Mortgage Lending, Inc., as seller, and
               Merrill Lynch Mortgage Investors, Inc., as purchaser.

          99.2 Assignment, Assumption and Recognition Agreement, dated as of
               September 1, 2006, among Merrill Lynch Mortgage Lending, Inc. and
               IndyMac Bank, F.S.B.

          99.3 Master Seller's Warranties and Servicing Agreement, dated as of may 1, 2006, among Merrill Lynch Mortgage Lending, Inc. and
               IndyMac Bank, F.S.B.

          99.4 Assignment, Assumption and Recognition Agreement, dated as of
               September 1, 2006, among Merrill Lynch Mortgage Lending, Inc.,
               Merrill Lynch Mortgage Investors, Inc., Washington Mutual Bank, as servicer and seller, and Washington Mutual Mortgage Securities
               Corp., as seller.

          99.5 Mortgage Loan Purchase Agreement, dated as of November 1, 2005, between Merril Lynch Mortgage Lending, Inc. and Washington Mutual
               Mortgage Securities Corp.

          99.6 Regulation AB Amendment, dated as of March 1, 2006, to

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               the Mortgage Loan Purchase Agreement, dated as of November 1,
               2005, between Merrill Lynch Mortgage Lending, Inc. and Washington
               Mutual Mortgage Securities Corp.

          99.7 Mortgage Loan Purchase Agreement dated as of May 1, 2006, between
               Merrill Lynch Mortgage Lending, Washington Mutual Bank and
               Mashington Mutual Bank, fsb.

          99.8 Servicing Agreement, dated as of November 1, 2005, among Merrill
               Lynch Mortgage Lending and Washington Mutual Bank.

          99.9 Regulation AB Amendment, dated as of March 1, 2006, to Servicing
               Agreement, dated as of November 1, 2005, among Merrill Lynch
               Mortgage Lending and Washington Mutual Bank.

          99.10 Assignment, Assumption and Recognition Agreement, dated as of
               September 1, 2006, among Merrill Lynch Mortgage Lending, Inc.,
               Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A.

          99.11 Seller's Warranties and Servicing Agreement (2006-W60), dated as of July 1, 2006, between Merrill Lynch Mortgage Lending, Inc. and
               Wells Fargo Bank, N.A.

          99.12 Assignment, Assumption and Recognition Agreement, dated as of
               September 1, 2006, among Merrill Lynch Mortgage Lending, Inc.,
               Merrill Lynch Mortgage Investors, Inc. and CitiMortgage, Inc.

          99.13 Mortgage Servicing Purchase and Sale Agreement, dated as of May
               31, 2006, by and between Merrill Lynch Mortgage Lending Inc. and
               CitiMortgage, Inc.

          99.14 Assignment, Assumption and Recognition Agreement, dated as of
               September 1, 2006, among Merrill Lynch Mortgage Lending, Inc.,
               Merrill Lynch Mortgage Investors, Inc. and Greenpoint Mortgage
               Funding, Inc.

          99.15 Assignment, Assumption and Recognition Agreement, dated as of
               September 1, 2006, among Merrill Lynch Mortgage Holdings, Inc.,
               Merrill Lynch Mortgage

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               Lending, Inc. and GreenPoint Mortgage Funding, Inc.

          99.16 Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, among Merrill Lynch Mortgage Holdings, Inc.,
               GreenPoint Mortgage Funding Inc. and Terwin Advisors, LLC.

          99.17 Assignment, Assumption and Recognition Agreement, dated as of
               September 1, 2006, among Merrill Lynch Mortgage Lending, Inc.,
               Merrill Lynch Mortgage Investors, Inc. and PHH Mortgage
               Corporation.

          99.18 Assignment, Assumption and Recognition Agreement, dated as of
               September 1, 2006, among Merrill Lynch Mortgage Capital, Inc.,
               Merrill Lynch Mortgage Lending, Inc. and PHH Mortgage
               Corporation.

          99.19 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of March 27, 2001, between Merrill Lynch Mortgage Capital
               Inc., Cendant Mortgage Corporation and Bishop's Gate Residential
               Mortgage Trust (formerly known as Cendant Residential Mortgage
               Trust).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: October 16, 2006


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name: Tom Saywell
                                        Title: Authorized Signatory

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                                  EXHIBIT INDEX

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
Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----
     4.1      Pooling and Servicing Agreement, dated as of September 1,
              2006, among Merrill Lynch Mortgage Investors, Inc., as
              depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and
              securities administrator.

    99.1      Mortgage Loan Purchase Agreement, dated as of September 1,
              2006, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

    99.2 Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, among Merrill Lynch Mortgage Lending,
              Inc. and IndyMac Bank, F.S.B.

    99.3 Master Seller's Warranties and Servicing Agreement, dated as of may 1, 2006, among Merrill Lynch Mortgage Lending,
              Inc. and IndyMac Bank, F.S.B.

    99.4 Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc., Washington
              Mutual Bank, as servicer and seller, and Washington Mutual
              Mortgage Securities Corp., as seller.

    99.5      Mortgage Loan Purchase Agreement, dated as of November 1,
              2005, between Merrill Lynch Mortgage Lending, Inc. and
              Washington Mutual Mortgage Securities Corp.

    99.6      Regulation AB Amendment, dated as of March 1, 2006, to the
              Mortgage Loan Purchase Agreement, dated as of November 1,
              2005, between Merrill Lynch Mortgage Lending, Inc. and
              Washington Mutual Mortgage Securities Corp.

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
    99.7 Mortgage Loan Purchase Agreement dated as of May 1, 2006, between Merrill Lynch Mortgage Lending, Washington Mutual
              Bank and Mashington Mutual Bank, fsb.

    99.8      Servicing Agreement, dated as of November 1, 2005, among
              Merrill Lynch Mortgage Lending and Washington Mutual Bank.

    99.9      Regulation AB Amendment, dated as of March 1, 2006, to Servicing
              Agreement, dated as of November 1, 2005, among Merrill Lynch
              Mortgage Lending and Washington Mutual Bank.

   99.10 Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc. and Wells
              Fargo Bank, N.A.

   99.11 Seller's Warranties and Servicing Agreement (2006-W60), dated as of July 1, 2006, between Merrill Lynch Mortgage
              Lending, Inc. and Wells Fargo Bank, N.A.

   99.12 Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc. and
              CitiMortgage, Inc.

   99.13      Mortgage Servicing Purchase and Sale Agreement, dated as of
              May 31, 2006, by and between Merrill Lynch Mortgage Lending
              Inc. and CitiMortgage, Inc.

   99.14 Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc. and Greenpoint
              Mortgage Funding, Inc.

   99.15      Assignment, Assumption and Recognition

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
              Agreement, dated as of September 1, 2006, among Merrill
              Lynch Mortgage Holdings, Inc., Merrill Lynch Mortgage
              Lending, Inc. and GreenPoint Mortgage Funding, Inc.

   99.16 Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, among Merrill Lynch Mortgage
              Holdings, Inc., GreenPoint Mortgage Funding Inc. and Terwin
              Advisors, LLC.

   99.17 Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, among Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc. and PHH
              Mortgage Corporation.

   99.18 Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, among Merrill Lynch Mortgage Capital,
              Inc., Merrill Lynch Mortgage Lending, Inc. and PHH Mortgage
              Corporation.

   99.19 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of March 27, 2001, between Merrill Lynch Mortgage
              Capital Inc., Cendant Mortgage Corporation and Bishop's
              Gate Residential Mortgage Trust (formerly known as Cendant
              Residential Mortgage Trust).